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                      SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON DC 20549


                             --------------------


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) June 18, 1999
                                                        ---------------

                           SEPTIMA ENTERPRISES, INC.
            (Exact name of registrant as specified in its charter)
            ------------------------------------------------------

          Colorado                   33-25126-D           85-0368333
          --------                   -----------          ----------
(State or Other Jurisdiction         (Commission        (IRS Employer
      of Incorporation)              File Number     Identification No.)

          600 Central Ave. SW, 3rd Floor, Albuquerque, New Mexico   87102
          ------------------------------------------------------------------
          (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code (505) 244-0088
                                                          --------------


                 600 Sandtree drive, Lake Park, Florida  33403
                 ---------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                            Exhibit Index on Page 3

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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

     In a letter dated November 18, 1998 the Company was notified by the accounting firm of McGladrey & Pullen, LLP that they would no longer serve as auditor for the company.

         The reports provide by the firm contained no adverse opinions or any disclaimers of opinion.

     On June 2, 1999 the registrant retained the services of Henderson, Black & Company, P.C. to be its principal accountant to audit its financial statements.

     At no time prior to retaining the services of Henderson, Black & Company, P.C. 220 Adams St., SE, Albuquerque New Mexico 87102, had the registrant or anyone on its behalf consulted with Henderson Black & Company on any matter, including matters that would be required to be reported by Item 304(2) of Regulation S-K.

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Item 7.   Exhibit
          -------

     (c)  Exhibit

     Exhibit Number              Exhibit                           Page
     --------------              -------                           ----
          16.1        Letter of McGladrey & Pullen, LLP                4
                      regarding change in
                      certifying accountants


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SEPTIMA ENTERPRISES, INC.

Date: June 18, 1999        By: /s/ Richard A. Urrea
                                  -------------------------------------
                                  Richard A. Urrea, President and CEO

                                       3